Exhibit 10(a)




                          SECURITIES PURCHASE AGREEMENT
                                      Among
                                NCT GROUP, INC.,
                                  NESHER, INC.,
                             AUSTOST ANSTALT SCHAAN
                                       and
                               BALMORE FUNDS S.A.
                          Dated as of December 27, 1999



                                TABLE OF CONTENTS

ARTICLE I.    PURCHASE AND SALE OF SHARES OF COMMON STOCK..................5
      1.1.    Purchase and Sale............................................5
      1.2     [Intentionally omitted.].....................................5
      1.3     The Closing; Additional Shares; Purchase Price...............6


ARTICLE II.   REPRESENTATIONS AND WARRANTIES...............................6

      2.1     Representations, Warranties and Agreements of the Company....7

                  (a) Organization and Qualification; Subsidiaries.........7
                  (b) Authorization; Enforcement...........................7
                  (c) Capitalization; Rights to Acquire Capital Stock......8
                  (d) Issuance of Shares...................................9
                  (e) No Conflicts.........................................9
                  (f) Consents and Approvals..............................10
                  (g) Litigation; Proceedings.............................10
                  (h) No Default or Violation.............................10
                  (i) Schedules...........................................11
                  (j) Private Offering....................................11
                  (k) SEC Documents; Financial Statements;
                      No Adverse Change...................................11
                  (l) Investment Company..................................12
                  (m) Certain Fees........................................12
                  (n) Solicitation Materials..............................12
                  (o) Employment Matters..................................13
                  (p) Patents and Trademarks..............................13
                  (q) Registration Rights; Rights of Participation........13
                  (r) Title...............................................14
                  (s) Regulatory Permits..................................14
                  (t) Insurance...........................................14
                  (u) Taxes...............................................14
                  (v) No Integrated Offering..............................15
                  (w) Year 2000 Compliance................................15
                  (x) Full Disclosure.....................................15

      2.2     Representations and Warranties of the Purchaser.............15
                  (a) Investment Intent...................................16
                  (b) Purchaser Status....................................16
                  (c) Ability of Purchaser to Bear Risk of Investment.....16
                  (d) Reliance............................................16

ARTICLE III.  OTHER AGREEMENTS OF THE PARTIES.............................17
      3.1     Transfer Restrictions.......................................17
      3.2     Stop Transfer Orders; Suspension of Qualification...........18
      3.3     Furnishing of Information...................................18
      3.4     Blue Sky Laws...............................................18
      3.5     Integration.................................................19
      3.6     Certain Agreements..........................................19
      3.7     Compliance with Law.........................................19
      3.8     Notice of Breaches..........................................20
      3.9     Use of Proceeds.............................................20
      3.10    Indemnification.............................................20
      3.11    Additional Shares...........................................22
      3.12    Placement Agent Shares......................................25

ARTICLE IV.   CONDITIONS..................................................26
      4.1     Conditions Precedent to Sale of the Shares..................26
                  (a) Conditions Precedent to the Obligation of the
                      Company to Sell the Shares..........................26
                      (i)   Accuracy of the Purchaser's Representations
                            and Warranties................................26
                      (ii)  Performance by the Purchaser..................26
                      (iii) No Injunction.................................26
                  (b) Conditions Precedent to the Obligation of the
                      Purchaser to Purchase the Shares....................26
                      (i)   Accuracy of the Company's Representations
                            and Warranties................................27
                      (ii)  Performance by the Company....................27
                      (iii) No Injunction.................................27
                      (iv)  Adverse Changes...............................27
                      (v)   No Suspensions of Trading in Common Stock.....27
                      (vi)  Legal Opinion.................................27
                      (vii) Required Approvals............................28
                      (viii)Delivery of Stock Certificates................28
                      (ix)  Registration Rights Agreement.................28

ARTICLE V.   MISCELLANEOUS................................................28
      5.1.   Fees and Expenses............................................28
      5.2    Entire Agreement; Amendments.................................28
      5.3    Notices......................................................28
      5.4    Amendments; Waivers..........................................29
      5.5    Headings.....................................................29
      5.6    Successors and Assigns.......................................29
      5.7    No Third Party Beneficiaries.................................29
      5.8    GOVERNING LAW................................................30
      5.9    Survival.....................................................30
      5.10   Execution....................................................30
      5.11   Publicity....................................................30
      5.12   Consent to Jurisdiction; Attorneys' Fees.....................30
      5.13   Waiver of Jury Trial.........................................31
      5.14   Severability.................................................32
      5.15   Remedies.....................................................32

Schedules and Exhibits

Schedule 1      -  Purchasers
Schedule 2.1(c) -  Capitalization; Rights to Acquire Capital Stock
Schedule 2.1(f) -  Consents and Approvals
Schedule 2.1(q) -  Registration Rights; Rights of Participation
Schedule 2.1(r) -  Title
Schedule 2.1(w) -  Year 2000 Compliance
Schedule 5.3    -  Notices

Exhibit A       -  Registration Rights Agreement
Exhibit B       -  Legal Opinion of Crowell & Moring LLP

                          SECURITIES PURCHASE AGREEMENT

            SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 27, 1999, between NCT Group, Inc., a Delaware corporation (the "Company"), Nesher, Inc. ("Nesher"), a corporation organized under the laws of the Isle of Man, United Kingdom, Austost Anstalt Schaan ("Austost"), a corporation organized under the laws of Lichtenstein, and Balmore Funds S.A. ("Balmore"), a corporation organized under the laws of the British Virgin Islands. Nesher, Austost and Balmore are each referred to herein as a "Purchaser" and collectively referred to herein as the "Purchasers".

            WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an offer and acceptance among the parties hereto based on the Per Share Market Value of the Company's common stock, par value $.01 per share (the "Common Stock"), on November 9, 1999, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to acquire from the Company, shares of the Company's common stock, par value $.01 per share (the "Common Stock"); and

      WHEREAS, contemporaneously with the execution and delivery hereof, the Company, the Purchasers and Libra Finance S.A. (the "Placement Agent") have entered into that certain Registration Rights Agreement dated the date hereof in substantially the form of Exhibit A annexed hereto (the "Registration Rights Agreement;" the Registration Rights Agreement and this Agreement are collectively referred to herein as the "Transaction Documents");

      NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                    ARTICLE I

                   PURCHASE AND SALE OF SHARES OF COMMON STOCK

      1.1 Purchase and Sale Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchasers, and the Purchasers, severally and not jointly, shall purchase from the Company, 3,846,153 shares (the "Shares") of Common Stock at the Closing and, subject to the provisions of
Section 3.11 hereof, the Additional Shares, if any.

      1.2   [Intentionally omitted.]

      1.3   The Closing; Additional Shares; Purchase Price.

                  (i) The  closing of the  purchase  and sale of the Shares (the
            "Closing") shall take place at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, immediately following the execution hereof or such later date or different location as the parties shall agree in writing, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party. The date of the Closing is hereinafter referred to as the "Closing Date." At the Closing, the Company shall sell and issue to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, the Shares. In addition, if required by the provisions of this Agreement, the Company shall sell and issue to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, the Additional Shares in accordance with the provisions of Section 3.11 hereof. The purchase price for the Shares and any Additional Shares shall equal in the aggregate $500,000 (the "Purchase Price"), which Purchase Price shall be paid by the Purchasers at the Closing in accordance with Section 1.3(ii) below.

                  (ii) At the  Closing  (a) the  Company  shall  deliver to each
            Purchaser: (1) one or more certificates representing the Shares purchased by such Purchaser as set forth next to such Purchaser's name on Schedule 1 attached hereto, each registered in the name of such Purchaser and (2) all other documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement and the Registration Rights Agreement, and (b) each Purchaser shall deliver to the Company the portion of the Purchase Price set forth next to its name on Schedule 1, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and all documents, instruments and writings required to have been delivered at or prior to the Closing by such Purchaser pursuant to this Agreement and the Registration Rights Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

      2.1 Representations, Warranties and Agreements of the Company. Unless otherwise specified, the Company hereby makes the following representations and warranties to the Purchasers as of the date hereof and as of the Closing Date if the Closing does not occur on the date hereof:

            (a) Organization and Qualification; Subsidiaries. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no material subsidiaries other than as set forth in the Company's most recently filed Annual Report on Form 10-K (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Transaction Documents, (y) have or result in a material adverse effect on the results of operations, assets, prospects (insofar as they may reasonably be foreseen) or financial condition of the Company and the Subsidiaries, taken as a whole or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect").

            (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents, and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other organizational documents.

            (c) Capitalization; Rights to Acquire Capital Stock. The authorized, issued and outstanding capital stock of the Company is set forth in
      Schedule 2.1(c). All issued and outstanding shares of capital stock of the Company and each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable. No shares of the capital stock of the Company are entitled to preemptive or similar rights, nor is any holder of the capital stock of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls, written commitments or, to the knowledge of the Company, oral commitments relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, written arrangements or, to the knowledge of the Company, oral arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 2.1(c), and, to the best knowledge of the Company, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. The Common Stock is quoted for trading on the OTC Bulletin Board. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such quotation, and the Company has maintained all requirements for the continuation of such quotation.

            (d) Issuance of Shares. The Shares are duly authorized, and when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances, security interests, charges and rights of first refusal of any kind (collectively, "Liens"). The Shares, upon issuance, will not subject the holders thereof to personal liability by reason of being such holders.

            (e) No Conflicts.  The execution,  delivery and  performance of this
      Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its or any Subsidiary's certificate of incorporation, bylaws or other organizational documents (each as amended through the date hereof) or (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal and state securities laws and regulations), or by which any property or assets of the Company or any Subsidiary is bound or affected, or (iv) result in the creation or imposition of a Lien upon any of the Shares or any of the property or assets of the Company or any Subsidiary, or any of its "Affiliates" (as such term is defined under Rule 405 promulgated under the Securities Act), except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have or result in a Material Adverse Effect. The businesses of the Company and the Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental authority except for any such violation as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

            (f)  Consents and  Approvals.  Except as  specifically  set forth in
      Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than (i) the approval of the Company's Board of Directors, (ii) the filings with the Securities and Exchange Commission (the "Commission") contemplated by and in the time periods set forth in the Registration Rights Agreement, and (iii) any filings, notices or registrations under applicable federal and state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 2.1(f), the "Required Approvals").

            (g) Litigation; Proceedings. Except as disclosed in the Company's registration statement on Form S-1 (Registration No. 333-87757) originally filed with the Commission on September 24, 1999, as amended by Pre-effective Amendment No. 1 filed with the Commission on October 28,
      1999, there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

            (h) No Default or Violation.  Neither the Company nor any Subsidiary
      (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound which would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body applicable to it, or (iii) is in violation of any statute, rule or regulation of any governmental authority to which it is subject, which violation would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

            (i) Schedules. The Schedules to this Agreement furnished by or on behalf of the Company do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not misleading.

            (j) Private Offering. The Company and all Persons acting on its behalf have not made, and will not make, offers or sales of the Common Stock, and any securities that might be integrated with offers and sales of the Common Stock, except to "accredited investors" (as defined in Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the "Securities Act")) without any general solicitation or advertising and otherwise in compliance with the conditions of Regulation D. The offer and sale by the Company to the Purchasers of the Shares is exempt from the registration requirements of the Securities Act.

            (k) SEC Documents;  Financial  Statements;  No Adverse  Change.  The
      Company  has  filed  all  reports  required  to be filed  by it under  the
      Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (the foregoing materials being collectively referred to herein as the "SEC Documents") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject have been filed as exhibits to the SEC Documents as required; neither the Company nor any of the Subsidiaries is in breach of any agreement where such breach would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The consolidated financial statements of the Company and the Subsidiaries included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q for the period ended September 30, 1999, there has been no event, occurrence or development that has had, or would reasonably be expected to have, a Material Adverse Effect which has not been specifically disclosed to the Purchasers by the Company. The Company last filed audited financial statements with the Commission on May 3, 1999, and has not received any comments from the Commission in respect thereof.

            (l) Investment Company. The Company is not, and is not controlled by or under common control with an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (m) Certain Fees. Except for a certain commission payable to the Placement Agent in connection with the transactions contemplated by this Agreement, no fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(m) that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify and hold harmless each of the Purchasers, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees arising from the action or inaction of the Company.

            (n) Solicitation Materials. The Company has not distributed any offering materials in connection with the offering and sale of the Shares which are the subject of this Agreement. The Company confirms that it has not provided the Purchasers or their agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company.

            (o) Employment Matters. Each of the Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any Subsidiary would have any liability; neither the Company nor any Subsidiary has incurred and expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (p) Patents and Trademarks. The Company and each Subsidiary has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which are necessary for use in connection with its business, as currently conducted and as described in the SEC Documents, and which the failure to so have would have a Material Adverse Effect.

            (q) Registration Rights; Rights of Participation. (A) Except as disclosed in Schedule 2.1(q), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (B) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or the Registration Rights Agreement.

            (r) Title. Except as disclosed in Schedule 2.1(r), the Company and the Subsidiaries have good and marketable title to, or the right to use, all personal property owned or leased by them which is material to the businesses of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Neither the Company nor any of its Subsidiaries owns any real property. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

            (s) Regulatory Permits. The Company and the Subsidiaries possess all franchises, certificates, licenses, authorizations and permits or similar authority issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (t) Insurance. The Company and each Subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards. Neither the Company nor any Subsidiary has received notice from, and has any knowledge of any threat by, any insurer (that has issued any insurance policy to the Company or any Subsidiary) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

            (u) Taxes. All applicable tax returns required to be filed by the Company and each of the Subsidiaries have been filed, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company, the Subsidiaries, or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by the Company or the Subsidiaries to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate or individually have a Material Adverse Effect.

            (v) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any securities under circumstances that would require registration of any such securities under the Securities Act or cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

            (w) Year 2000 Compliance. The Company has initiated a review and assessment of all areas within its and each Subsidiary's business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of the Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on the foregoing, except as set forth on
      Schedule 2.1(w), the Company believes that the computer applications that are currently material to its or any Subsidiary's business and operations are reasonably expected to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.

            (x) Full Disclosure. The representations and warranties of the Company set forth in each of the Transaction Documents do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in the light of the circumstances under which they were made, not misleading.

      2.2  Representations  and  Warranties  of  the  Purchaser.   Each  of  the
Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

            (a) Investment Intent. Such Purchaser is acquiring the Shares for its own account for investment purposes only and not with a view to or for distributing or reselling the Shares or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

            (b) Purchaser Status. At the time such Purchaser was offered the Shares, and at the Closing Date, (i) it was and will be, an "accredited investor" (as defined in Regulation D), or (ii) such Purchaser either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and had and will have so evaluated the merits and risks of such investment. Such Purchaser has the authority and is duly and legally qualified to purchase and own the Shares.

            (c) Ability of Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

            (d) Reliance. Such Purchaser understands and acknowledges that (i) the Shares are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under
      Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                                   ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

      3.1   Transfer Restrictions.

            (a) If any Purchaser should decide to dispose of any Shares held by it, each Purchaser understands and agrees that it may dispose of the Shares only pursuant to an effective registration statement under the Securities Act and the applicable state blue-sky laws, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act and the applicable state blue-sky laws. In connection with any transfer of any of the Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act and the applicable state blue-sky laws. Notwithstanding the foregoing, the Company hereby consents to and agrees to register (i) any transfer of Shares by one Purchaser to another Purchaser, and agrees that no documentation other than the executed transfer documents shall be required for any such transfer, and (ii) any transfer by any Purchaser to an Affiliate of such Purchaser or to an Affiliate of another Purchaser, or any transfer among such Affiliates, provided that transferee certifies in writing to the Company that it is an "accredited investor" (as defined in Regulation D). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights under this Agreement and the Registration Rights Agreement of the Purchaser from which it received the transferred shares.

            (b) Each Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Shares:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

       3.2 Stop Transfer Orders; Suspension of Qualification. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in Section
3.1. The Company will advise the Purchasers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending the use of any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

       3.3 Furnishing of Information. As long as a Purchaser owns Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish such Purchaser with true and complete copies of all such filings. As long as a Purchaser owns Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to such Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

       3.4 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall qualify the Shares under the securities or Blue Sky laws of such jurisdictions as the Purchasers may request and shall continue such qualification at all times through the third anniversary of the Closing Date unless an exemption from registration applies.

       3.5 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of any or all of such securities to any Purchaser.

       3.6 Certain Agreements. As long as any Purchaser owns Shares, the Company shall not and shall cause the Subsidiaries not to, without the consent of the holders of all of the Shares then outstanding, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of any Purchaser; (ii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock except as would not adversely affect the rights of any Purchaser hereunder; (iii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock in any manner; (iv) issue any series of preferred stock or other securities with rights senior (in respect of liquidations, dividends, preferences and similar rights) to those of the Shares; or (v) enter into any agreement with respect to any of the foregoing.

      3.7   Compliance with Law.

            (a) The Company shall take all steps necessary to cause the Shares to be approved for quotation on the OTC Bulletin Board, and the Company shall maintain the quotation of its Common Stock on such market, as long as the rules governing such quotation on the OTC Bulletin Board do not change.

            (b) Until at least two (2) years after the date on which the last Registration Statement filed pursuant to the Registration Rights Agreement is declared effective, (i) the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under such Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules and regulations thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Securities Act and Exchange Act, except as permitted herein and (ii) the Company will take all action within its power to continue the trading of its Common Stock on the OTC Bulletin Board (or the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq-Small-Cap Market) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the OTC Bulletin Board (or the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq-Small-Cap Market).

      3.8   Notice of Breaches.

            (a) Each of the Company and the Purchasers shall give prompt written notice to the other of any breach of any representation, warranty or other agreement contained in this Agreement or the Registration Rights Agreement, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date. However, no disclosure by any party pursuant to this Section
      3.8 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement.

            (b) Notwithstanding the generality of Section 3.8(a), the Company shall promptly notify the Purchasers of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the Purchaser a copy of any written statement in support of or relating to such claim or notice.

      3.9 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares for general corporate purposes; provided, however, none of such proceeds shall be used to satisfy any portion of any obligation or liability relating to indebtedness for borrowed money owed by the Company to any shareholder, officer or director of the Company.

      3.10 Indemnification. The Company also will indemnify and hold the Purchasers harmless against any and all losses, claims, damages or liabilities to any such Person (including, without limitation, in connection with any action, proceeding or investigation brought by or against any such Person, including by stockholders of the Company) in connection with or as a result of any matter referred to in the Transaction Documents, including, without limitation, for any misrepresentation by the Company, for breaches of representations and warranties contained in any of the Transaction Documents, and for any breach, non-compliance or nonfulfillment by the Company of any covenant, agreement or undertaking to be complied with or performed by it contained in or pursuant to the Transaction Documents, except to the extent that it is finally judicially determined that such losses, claims, damages or liabilities resulted solely from the gross negligence or bad faith of the Purchasers. If for any reason the foregoing indemnification is unavailable to the Purchasers or is insufficient to hold each Purchaser harmless, then the Company shall contribute to the amount paid or payable by each Purchaser as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Company and its shareholders on the one hand and such Purchaser on the other hand in the matters contemplated by the Transaction Documents as well as the relative fault of the Company and each Purchaser with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliate of the Purchasers and the partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers, any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any of such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of any matter referred to in the Transaction Documents except to the extent that it is finally judicially determined that any losses, claims, damages, liabilities or expenses incurred by the Company result solely from the gross negligence or bad faith of, or knowing breach of this Agreement by, the Purchasers. Promptly after receipt by the Purchasers or any Affiliate, partners, directors, agents, employees or controlling persons, as the case may be, of notice of any claim or other commencement of any action in respect of which indemnity may be sought, such party will notify the Company in writing of the receipt or commencement thereof and the Company shall have the right to assume the defense of such claim or action (including the employment of counsel reasonably satisfactory to the indemnified parties and the payment of fees and expenses of such counsel). The indemnified party shall cooperate with the Company and the Company's counsel in the defense of such claim or action. The Purchasers understand that the Company shall not in connection with any one such claim or action or separate but substantially similar related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all of the indemnified parties unless the defense of one indemnified party is unique or separate from that of another indemnified party or one or more legal defenses are available to an indemnified party but not to other indemnified parties subject to the same claim or action. In the event the Company does not promptly assume the defense of a claim or action, the indemnified parties shall have the right to employ counsel reasonably satisfactory to the Company, at the Company's expense, to defend such claim or action. The indemnified party shall not admit any liability with respect to the claim or action or settle, compromise, pay or discharge the same without the prior written consent of the Company so long as the Company is reasonably contesting or defending the same in good faith. The Company shall not compromise, settle or discharge any claim or action without the Purchasers' consent, as applicable, which consent will not be unreasonably withheld, unless there is no finding or admission of any violation of any law against the indemnified party and the sole relief is monetary damages paid in full by the Company. The provisions of this Section 3.10 shall survive any termination or completion of the Transaction Documents.

      3.11  Additional Shares.

               (a) With  respect to a Purchaser,  if on the 180th day  following the Closing Date (the period ending on such date, the "First Look-Back Period") (i) such Purchaser continues to own Shares and (ii) such Shares have an aggregate value (based on Per Share Market Value, as defined below) that, when added to the aggregate value of any Shares transferred (other than by sale) by such Purchaser (based upon Per Share Market Value on the date(s) of such transfer(s)) and the amounts realized (the "First Realized Amount") by such Purchaser in connection with any sale or sales of the Shares during the First Look-Back Period (without giving effect to any commission to any broker or other person or any legal fees and disbursements or other costs or expenses paid or payable by such Purchaser in connection with such sale or sales), would be less than 120% of the portion of the Purchase Price paid by such Purchaser on the Closing Date, the Company shall issue to such Purchaser at such Purchaser's request on the first day after the First Look-Back Period (or such later date as soon thereafter as is mutually acceptable to the parties), a number of additional shares of Common Stock (the "First Additional Shares") having an aggregate value (based upon Per Share Market Value on such date) that, when added to the sum of such First Realized Amount and the aggregate value (based upon Per Share Market Value) of the Shares held by such Purchaser on the last day of the First Look-Back Period and the aggregate value of any shares transferred (other than by sale) by such Purchaser (based upon Per Share Market Value on the date(s) of such transfer(s)), would equal at least 120% of the portion of the Purchase Price paid by such Purchaser on the Closing Date. With respect to a Purchaser, if on the 270th day following the Closing Date (the period ending on such date, the "Second Look-Back Period") (x) such Purchaser continues to own Shares or any First Additional Shares and (y) such Shares and First Additional Shares have an aggregate value (based on Per Share Market Value) that, when added to the aggregate value of any Shares or any First Additional Shares transferred (other than by sale) by such Purchaser (based upon Per Share Market Value on the date(s) of such transfer(s)) and the amounts realized (the "Second Realized Amount") by such Purchaser in connection with any sale or sales of the Shares and First Additional Shares, as applicable, during the Second
          Look-Back Period (without giving effect to any commission to any broker or other person or any legal fees and disbursements or other costs or expenses paid or payable by such Purchaser in connection with such sale or sales), would be less than 120% of the portion of the Purchase Price paid by such Purchaser on the Closing Date, the Company shall issue to such Purchaser at its request on the first day after the Second Look-Back Period (or such later date as soon thereafter as is mutually acceptable to the parties), a number of additional shares of Common Stock (the "Second Additional Shares", and together with the First Additional Shares collectively, the "Additional Shares") having an aggregate value (based upon Per Share Market Value on such date) that, when added to the sum of the Second Realized Amount and the aggregate value (based upon Per Share Market Value) of the Shares and First Additional Shares held by such Purchaser on the last day of the Second Look-Back Period and the aggregate value of any shares transferred (other than by sale) by such Purchaser (based upon Per Share Market Value on the date(s) of such transfer(s)), would equal at least 120% of the portion of the Purchase Price paid by such Purchaser on the Closing Date. Notwithstanding the foregoing, however, with respect to any period of 20 consecutive Trading Days after the Closing Date (each such period a "Test Period"), if (A) the average daily trading volume of the Company's Common Stock during such Test Period is equal to or greater than 400,000 shares and (B) with respect to any Purchaser, on each Trading Day of such Test Period, the sum of the aggregate value of all Shares and Additional Shares, if any, that are subject to an effective registration statement during each day of such Test Period and held by such Purchaser (based on Per Share Market Value) and the amounts realized by such Purchaser in connection with any sale or sales of Shares and Additional Shares (without giving effect to any commission to any broker or other person or any legal fees and disbursements or other costs or expenses paid or payable by such Purchaser in connection with such sale or sales) and the aggregate value of any Shares and Additional Shares, if any, transferred (other than by sale) by such Purchaser (based upon Per Share Market Value on the date(s) of such transfer(s)) would equal at least 125% of the Purchase Price, then notwithstanding any other provision of this Agreement the Company shall be under no obligation to issue any Additional Shares to such Purchaser at any time thereafter. Upon the issuance of First Additional Shares, if any, and again upon the issuance of Second Additional Shares, if any, to any Purchaser, the Company shall cause to be delivered to such Purchaser an opinion of counsel stating that the relevant Additional Shares being issued by the Company are duly authorized, validly issued, fully paid and nonassessable.

      (b) For purposes of this Agreement, "Per Share Market Value" shall mean on any particular date (i) the closing bid price per share of the Common Stock on such date on The Nasdaq Small Cap Market, the Nasdaq National Market or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on The Nasdaq Small Cap Market, the Nasdaq National Market or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by NASDAQ or the National Quotation Bureau Incorporated or a similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant period, as determined in good faith by the holder, or (iv) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) that is regularly engaged in the business of appraising the capital stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Company or the Purchasers (an "Independent Appraiser") selected in good faith by the holders of a majority in interest of the shares of Common Stock; provided, however, that the Company, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

            (c) For purposes of this Agreement, "Trading Day" shall mean (i) a day on which the Common Stock is traded on The Nasdaq Small Cap Market, the Nasdaq National Market or other registered national stock exchange on which the Common Stock has been listed, or (ii) if the Common Stock is not listed on The Nasdaq Small Cap Market, the Nasdaq National Market or any registered national stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board.

            (d) In addition, the Company shall use its best efforts to register such Additional Shares under the same terms and conditions as the Shares are being registered. Upon each issuance of Additional Shares, (i) the Company shall deliver to the Purchasers an officer's certificate certifying that the representations and warranties of the Company set forth herein were true and correct in all material respects as of the date when made and as of the date of the issuance of the Additional Shares (except as may be disclosed in a schedule to such certificate that is subject to review by the Purchasers), as though made on and as of such date and with representations and warranties with respect to the Shares being made as to the Additional Shares and (ii) this Agreement shall be deemed amended such that the covenants and agreements of the Company herein with respect to the Shares shall apply equally to the Additional Shares. If, on the 180th day following the Closing Date, the Company is required under the terms hereof to issue any Additional Shares and an insufficient number of shares of the Company's Common Stock are authorized for such issuance, then the Company shall promptly seek a vote of its shareholders, which vote shall take place no later than the 240th day following the Closing Date (or, if such day is not a Business Day, as such term is defined in the Registration Rights Agreement, then on the next succeeding day that is a Business Day), in order to obtain such approvals and authorizations from its shareholders as are required under Delaware law and the Company's organizational documents to allow the Company to issue such Additional Shares (and any Second Additional Shares as the Company in its sole discretion may anticipate will be required) to the Purchasers.

      3.12 Placement Agent Shares. At the Closing, as payment for services rendered by the Placement Agent, in its capacity as placement agent in connection with the issuance and sale of Common Stock to Nesher, the Company shall issue to the Placement Agent 288,461 shares of Common Stock (the "Placement Agent Shares"). The Company shall use its best efforts to register the Placement Agent Shares under the same terms and conditions as the Shares are being registered. Upon the issuance of Placement Agent Shares, (i) the Company shall be deemed to have made for the benefit of the Placement Agent the representations and warranties of the Company set forth herein, as if such representations and warranties had been made for the benefit of the Placement Agent with respect to the Placement Agent Shares and (ii) this Agreement shall be deemed amended such that the covenants and agreements of the Company herein with respect to the Shares shall apply equally to the Placement Agent Shares.

                                   ARTICLE IV

                                   CONDITIONS

      4.1 Conditions Precedent to Sale of the Shares.

            (a) Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation of the Company to sell the Shares hereunder is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date;

                  (ii) Performance by the Purchasers.  Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing; and

                  (iii) No Injunction.  No statute, rule, regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

            (b) Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares. The obligation of each Purchaser hereunder to acquire and pay for the Shares is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

                  (i) Accuracy of the Company's  Representations and Warranties.
            The representations and warranties of the Company set forth in the Transaction Documents shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

                  (ii) Performance by the Company. The Company shall have performed, satisfied and complied with in all material respects all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing;

                  (iii) No Injunction.  No statute, rule, regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement;

                  (iv)  Adverse  Changes.   Since  the  date  of  the  financial
            statements included in the Company's Quarterly Report on Form 10-Q last filed prior to the date of this Agreement, no event which had a Material Adverse Effect and no material adverse change in the financial condition of the Company shall have occurred;

                  (v) No Suspensions of Trading in Common Stock.  The trading in the Common Stock shall not have been suspended by the Commission or on the OTC Bulletin Board, which suspension remains in effect;

                  (vi) Legal  Opinion.  The Company shall have  delivered to the
            Purchasers the opinion of Crowell & Moring LLP, outside counsel to the Company, in substantially the forms annexed hereto as Exhibit B;

                  (vii) Required   Approvals.   All  Required   Approvals  shall
            have  been obtained;

                  (viii) Delivery of Stock Certificates.  The Company shall have arranged for the delivery to each Purchaser or such Purchaser's designee of the stock certificate(s) representing the Shares, registered in the name of such Purchaser, each in form satisfactory to such Purchaser; and

                  (ix) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

      5.1 Fees and Expenses. The Company shall pay the reasonable legal fees and expenses of Stroock & Stroock & Lavan LLP, counsel for the Purchasers, incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents to a maximum amount of $17,000. The Company shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by it incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of its securities pursuant to the Transaction Documents.

      5.2 Entire Agreement; Amendments. The Transaction Documents, together with the exhibits and schedules hereto and thereto, contain the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

      5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each party at its address set forth under its name on Schedule
5.3 attached hereto or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

      5.4 Amendments; Waivers. No provision of this Agreement may be amended except in a written instrument signed by each of the parties hereto and no provision of this Agreement may be waived except in a written instrument signed by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof or thereof, nor shall any delay or omission of any party to exercise any right hereunder or thereunder in any manner impair the exercise of any such right accruing to it thereafter.

      5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, as the case may be, and shall not be deemed to limit or affect any of the provisions hereof.

      5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. The Company may not assign this Agreement, or any rights or obligations hereunder without the prior written consent of the Purchasers. Each Purchaser may assign this Agreement, or any rights or obligations hereunder (i) to its Affiliates or to another Purchaser without the prior written consent of the Company and (ii) to any other Person with the prior written consent of the Company, such consent not to be unreasonably withheld. This provision shall not limit the Purchaser's right to transfer securities or transfer or assign rights under any Registration Rights Agreement to which it is a party.

      5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      5.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

      5.9 Survival. The agreements, covenants and provisions contained in this Agreement shall survive until the second anniversary of the Closing Date and the representations and warranties contained herein shall survive until the first anniversary of the Closing Date.

      5.10 Execution. This Agreement may be executed in two or more counterparts. All of the signature pages of this Agreement when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      5.11 Publicity. The parties hereto shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party hereto shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. The Company shall not publicly or otherwise disclose the name of any of the Purchasers without such Purchaser's prior written consent unless otherwise required by law, in which case the Company shall inform such Purchaser of such disclosure in writing prior to making such disclosure.

      5.12  Consent to Jurisdiction; Attorneys' Fees.

            (a) The Company (including, but not limited to, its Affiliates, subsidiaries, officers, directors and controlling persons) hereby (i) irrevocably submits to the exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan, The City of New York in any action related to, connected with or arising out of, in whole or in part, the Transaction Documents, (ii) agrees that all claims in such action shall be decided in such court, (iii) waives, to the fullest extent it may effectively do so, the defense of inconvenient forum and (iv) consents to the service of process by certified mail, return receipt requested. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.

            (b) In connection with any dispute between the Company and any Purchaser related to, connected with or arising out of, in whole or in part, the Transaction Documents, the prevailing party shall be awarded all reasonable attorneys' fees and expenses incurred by it. In that connection fees and expenses actually paid by a party in connection with the litigation of any dispute shall be deemed presumably reasonable.

            (c) In the event that any Purchaser becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including shareholders of the Company, in connection with or as a result of any matter referred to in the Transaction Documents, the Company will reimburse such Purchaser for its legal fees and expenses and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as those fees and expenses are incurred; provided, however, that if at the conclusion of such action, proceeding or investigation it shall be finally judicially determined by a court of competent jurisdiction that indemnity for such fees and expenses is contrary to law, or that such Purchaser is not the prevailing party, then in that event, such party and/or any other Person having received such advances of fees and expenses shall reimburse the Company in full for the sums advanced.

            (d)  The   provisions   of  this  Section  5.12  shall  survive  any
      termination or completion of the Transaction Documents.

      5.13  Waiver of Jury Trial.

            (a) The parties hereto each waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to the Transaction Documents, or the transactions contemplated by the Transaction Documents, in any action, proceeding or other litigation of any type brought by either of the parties against the other, whether with respect to contract claims, tort claims, or otherwise. The parties hereto each agree that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this Section 5.13 as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of any of the Transaction Documents or any provision hereof or thereof. The waiver shall apply to any subsequent amendments, renewals, supplements or modifications to any of the Transaction Documents.

            (b)  The   provisions   of  this  Section  5.13  shall  survive  any
      termination or completion of the Transaction Documents.

      5.14 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents and injunctive relief. Each of the parties hereto (severally and not jointly) agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation or injunctive relief the defense that a remedy at law would be adequate.


                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                    NCT GROUP, INC.

                                    By:  /s/ CY E. HAMMOND
                                         -----------------
                                         Name:  Cy E. Hammond
                                         Title: Senior Vice President,
                                                Chief Financial Officer


                                    NESHER INC.

                                    By:  /s/ DAVID GRIN
                                         ----------------
                                         Name:  David Grin
                                         Title: Investment Manager


                                    AUSTOST ANSTALT SCHAAN

                                    By:  /s/ THOMAS HACKL
                                         ----------------
                                         Name:  Thomas Hackl
                                         Title: Representative


                                    BALMORE FUNDS S.A.

                                    By:  /s/ FRANCOIS MORAX
                                         ------------------
                                         Name:  Francois Morax
                                         Title: Director

EXHIBIT A

                          Registration Rights Agreement

                        See Exhibit 10(b) in this Item 7.